UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2016

Starwood Hotels & Resorts Worldwide, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut (Address of Principal Executive Offices)	06902 (Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On August 8, 2016, Starwood Hotels & Resorts Worldwide, Inc. and Marriott International, Inc. issued a press release announcing that, at the request of the Chinese Ministry of Commerce (MOFCOM), they have agreed to extend the time period for MOFCOM to complete its review of the Marriott-Starwood merger.  This additional review period, known as phase three, could last up to 60 days.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2016	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

	By:	/s/ Kristen W. Prohl
Name: Kristen W. Prohl
Title: Vice President, Chief Regulatory Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 8, 2016